Exhibit 99.1

This English translation is for convenience purposes only. This is not an official translation and is not binding. Whilst reasonable care and skill have been exercised in the preparation hereof, no translation can ever perfectly reflect the original Hebrew version. In the event of any discrepancy between the Hebrew version and this translation, the Hebrew version shall prevail.

PACIFIC OAK SOR (BVI) HOLDINGS, LTD.

INTERIM CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

AS OF MARCH 31, 2024

UNAUDITED

U.S. DOLLARS IN THOUSANDS

INDEX

Page

Condensed Consolidated Statements of Financial Position	2

Condensed Consolidated Statements of Profit or Loss	3

Condensed Consolidated Statements of Equity	4

Condensed Consolidated Statements of Cash Flows	5-6

Notes to Interim Condensed Consolidated Financial Statements	7-15

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PACIFIC OAK SOR (BVI) HOLDINGS LTD.

CONDENSED CONSOLIDATED STATEMENTS OF FINANCIAL POSITION

	March 31,		December 31,
	2024	2023	2023
	Unaudited		Audited
	U.S. dollars in thousands
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$19,779	$122,673	$95,092
Financial assets at fair value through profit or loss	11,950	48,120	41,609
Rents and other receivables, net	3,117	3,476	3,366
Prepaid expenses and other assets	7,836	7,532	9,669
Restricted cash	15,973	17,734	36,452
	58,655	199,535	186,188
NON-CURRENT ASSETS
Investment properties	1,451,772	1,613,510	1,493,587
Property plant and equipment - hotel, net	36,900	41,393	40,634
Goodwill	949	5,436	949
Investment in joint ventures	159,860	138,279	148,582
Restricted cash	11,899	26,893	23,171
	1,661,380	1,825,511	1,706,923
Total assets	$1,720,035	$2,025,046	$1,893,111

LIABILITIES AND EQUITY
CURRENT LIABILITIES
Notes payable	$163,595	$281,035	$163,823
Bonds payable	105,244	103,413	107,241
Accounts payable and accrued liabilities	24,774	16,841	28,660
Due to affiliates	11,702	3,029	9,538
Other liabilities	19,388	32,976	19,107
	324,703	437,294	328,369

NON-CURRENT LIABILITIES
Notes payable, net	474,768	446,096	456,439
Bonds payable, net	191,605	206,827	301,180
Lease obligation	9,201	9,108	9,177
Rental security deposits	4,555	4,485	4,623
Other liabilities	9,907	12,568	10,433
	690,036	679,084	781,852
Total liabilities	1,014,739	1,116,378	1,110,221

EQUITY
Owner's net equity	694,606	896,834	772,166
Non-controlling interests	10,690	11,834	10,724
Total equity	705,296	908,668	782,890
Total liabilities and equity	$1,720,035	$2,025,046	$1,893,111
The accompanying notes are an integral part of the interim condensed consolidated financial statements.

May 16, 2024	/s/ Michael Allen Bender	/s/ Peter McMillan III	/s/ Keith David Hall
Date of approval of	Bender, Michael Allen	McMillan III, Peter	Hall, Keith David
financial statements	Chief Financial Officer	Chairman of Board of Directors	Chief Executive Officer

PACIFIC OAK SOR (BVI) HOLDINGS LTD.

CONDENSED CONSOLIDATED STATEMENTS OF PROFIT OR LOSS

	Three months ended March 31,		Year ended December 31,
	2024	2023	2023
	Unaudited		Audited
	U.S. dollars in thousands
Revenues and other income:
Rental income	$28,726	$29,821	$121,974
Tenant reimbursements	3,121	3,135	12,309
Hotel revenues	2,804	2,913	9,153
Other operating income	472	487	2,097
Total revenues and other income	35,123	36,356	145,533

Expenses:
Operating, maintenance, and management fees	(11,288)	(11,627)	(50,446)
Real estate taxes and insurance	(6,476)	(6,417)	(28,213)
Hotel expenses	(1,876)	(1,969)	(6,945)
Total expenses	(19,640)	(20,013)	(85,604)
Gross profit	15,483	16,343	59,929

Fair value adjustment of investment properties, net	(51,800)	(58,946)	(113,281)
Depreciation	(280)	(314)	(1,263)
Equity in loss of joint ventures, net	(4,356)	(22,063)	(43,187)
Asset management fees to affiliates	(4,102)	(3,973)	(15,415)
Impairment charges on goodwill	—	—	(4,487)
Impairment charges on property plant and equipment - hotel	(3,454)	—	—
General and administrative expenses	(1,758)	(1,531)	(4,932)
Operating loss	(50,267)	(70,484)	(122,636)
Finance income	455	207	3,347
Finance loss from financial assets at fair value through profit or loss	(15,272)	(10,034)	(718)
Finance expenses, net	(16,773)	(16,031)	(68,216)
Foreign currency transaction gain (loss), net	3,913	2,720	(18,712)
Net loss before income taxes	$(77,944)	$(93,622)	$(206,935)
Income tax provision	—	(3,662)	(6,576)
Net loss	$(77,944)	$(97,284)	$(213,511)

Net loss attributable to owner	$(77,560)	$(96,546)	$(212,214)
Net loss attributable to non-controlling interests	(384)	(738)	(1,297)
Net loss	$(77,944)	$(97,284)	$(213,511)
Total comprehensive loss	$(77,944)	$(97,284)	$(213,511)

The accompanying notes are an integral part of the interim condensed consolidated financial statements.

PACIFIC OAK SOR (BVI) HOLDINGS LTD.

CONDENSED CONSOLIDATED STATEMENTS OF EQUITY

	Owner contributions	Retained earnings	Paid-in Capital resulting from transactions with non-controlling interests	Owner's net equity	Non-controlling interests	Total equity
	Unaudited
	U.S. dollars in thousands
Balance as of January 1, 2024	$693,554	$35,538	$43,074	$772,166	$10,724	$782,890
Net loss	—	(77,560)	—	(77,560)	(384)	(77,944)
Total comprehensive income	—	(77,560)	—	(77,560)	(384)	(77,944)
Noncontrolling interests’ contributions	—	—	—	—	350	350
Balance as of March 31, 2024	$693,554	$(42,022)	$43,074	$694,606	$10,690	$705,296

	Owner contributions	Retained earnings	Paid-in Capital resulting from transactions with non-controlling interests	Owner's net equity	Non-controlling interests	Total equity
	Unaudited
	U.S. dollars in thousands
Balance as of January 1, 2023	$693,554	$256,752	$43,074	$993,380	$12,572	$1,005,952
Net loss	—	(96,546)	—	(96,546)	(738)	(97,284)
Total comprehensive income	—	(96,546)	—	(96,546)	(738)	(97,284)
Balance as of March 31, 2023	$693,554	$160,206	$43,074	$896,834	$11,834	$908,668

	Owner contributions	Retained earnings	Paid-in Capital resulting from transactions with non-controlling interests	Owner's net equity	Non-controlling interests	Total equity
	Audited
	U.S. dollars in thousands
Balance as of December 31, 2022	693,554	256,752	43,074	993,380	12,572	1,005,952
Net loss	—	(212,214)	—	(212,214)	(1,297)	(213,511)
Total comprehensive loss	—	(212,214)	—	(212,214)	(1,297)	(213,511)
Distributions to owner	—	(9,000)	—	(9,000)	—	(9,000)
Non-controlling interests’ contributions	—	—	—	—	543	543
Non-controlling interests’ distributions	—	—	—	—	(1,094)	(1,094)
Balance as of December 31, 2023	$693,554	$35,538	$43,074	$772,166	$10,724	$782,890

The accompanying notes are an integral part of the interim condensed consolidated financial statements.

PACIFIC OAK SOR (BVI) HOLDINGS LTD.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

	Three months ended March 31,		Year ended December 31,
	2024	2023	2023
	Unaudited		Audited
	U.S. dollars in thousands
Cash Flows from Operating Activities:
Net loss	$(77,944)	$(97,284)	$(213,511)
Adjustments to reconcile net loss to net cash provided by operating activities:
Equity in loss of joint ventures, net	4,356	22,063	43,187
Fair value adjustment on investment properties, net	51,800	58,946	113,281
Depreciation	280	314	1,263
Impairment charges on goodwill	—	—	4,487
Impairment charges on property plant and equipment - hotel	3,454	—	—
Income tax provision	—	3,662	6,576
Deferred rent	(35)	(894)	(176)
Credit loss on financial assets	406	459	4,923
Finance expenses, net	16,773	16,031	68,216
Finance income	(455)	(207)	(3,347)
Finance loss from financial assets at fair value through profit or loss	15,272	10,034	718
Foreign currency transaction (loss) gain, net	(3,913)	(2,720)	18,712
	9,994	10,404	44,329
Changes in assets and liabilities:
Restricted cash	13,715	16,073	5,107
Rents and other receivables, net	(332)	(772)	(5,096)
Prepaid expenses and other assets	1,296	(3,007)	(115)
Accounts payable and accrued liabilities	(3,620)	(5,532)	(2,175)
Rental security deposits	(68)	(285)	(1,868)
Due to affiliates	2,839	415	6,924
Other liabilities	(3,994)	4,377	3,336
Lease incentive additions	—	464	—
	9,836	11,733	6,113
Net cash provided by operating activities	19,830	22,137	50,442

Cash Flows from Investing Activities:
Improvements to investment properties	(9,862)	(6,774)	(23,177)
Proceeds from sales of investment properties, net	1,498	34,139	123,846
Taxes paid related to sales of investment properties	—	—	(11,500)
Contributions to joint ventures	(15,634)	—	(30,284)
Distribution of capital from joint venture	—	1,144	—
Proceeds from the sale of investments in financial assets at fair value through profit or loss, net	14,309	—	13,946
Purchase of interest rate caps	(941)	—	(1,236)
Proceeds from interest rate caps	1,478	—	—
Payments on foreign currency derivatives, net	(478)	(6,250)	(30,209)
Finance income received	630	204	3,176
Dividend income received from financial assets at fair value through profit or loss	78	1,995	4,014
Proceeds for development obligations	4	—	12,005
Funding for development obligations	(2,250)	—	(8,689)
(Payments) proceeds from capital expenditures	—	(71)	209
Net cash (used in) provided by investing activities	(11,168)	24,387	52,101

The accompanying notes are an integral part of the interim condensed consolidated financial statements.

PACIFIC OAK SOR (BVI) HOLDINGS LTD.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (CONTINUED)

	Three months ended March 31,		Year ended December 31,
	2024	2023	2023
	Unaudited		Audited
	U.S. dollars in thousands
Cash Flows from Financing Activities:
Proceeds from notes and bonds payable	$21,562	$980	$98,502
Principal payments on notes and bonds payable	(108,996)	(2,841)	(111,243)
Payments of deferred financing costs	(1,422)	(472)	(5,416)
Interest paid	(16,095)	(15,924)	(58,884)
Noncontrolling interests’ contributions	350	—	543
Noncontrolling interests’ distributions	—	—	(1,094)
Release (distribution) of restricted cash for debt service obligations	20,556	—	(16,640)
Distributions to owner	(675)	—	(7,453)
Net cash used in financing activities	(84,720)	(18,257)	(101,685)
Effect of exchange rate changes on cash and cash equivalents	745	15	(157)
Net (decrease) increase in cash and cash equivalents	(75,313)	28,282	701
Cash and cash equivalents, beginning of period	95,092	94,391	94,391
Cash and cash equivalents, end of period	$19,779	$122,673	$95,092

Supplemental Disclosure of Noncash Activities:

Accrued development obligations	$8,967	$2,554	$11,213
Deposit applied to sale of investment property	$—	$—	$7,528
Accrual improvements to investment properties	$4,736	$—	$4,108
Distribution payable to owner	$1,075	$—	$1,750
Asset management fee reimbursement payable to owner	$9,284	$2,830	$7,047

The accompanying notes are an integral part of the interim condensed consolidated financial statements.

PACIFIC OAK SOR (BVI) HOLDINGS LTD.

NOTES TO INTERIM CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1:    GENERAL INFORMATION

These financial statements have been prepared in a condensed format as of March 31, 2024, and for the three months period then ended ("interim condensed consolidated financial statements"). These interim condensed consolidated financial statements should be read in conjunction with the Company's annual financial statements as of December 31, 2023, and for the year then ended and the accompanying notes ("annual financial statements").

The Company and its subsidiaries (the "Group") operate in the investment real estate segment in the United States, which includes mainly investment in office and residential real estate and undeveloped lands. In addition, the Company invests in real estate equity securities. The Company has three reporting segments: 1) strategic opportunistic properties 2) residential homes and 3) hotel.

As of March 31, 2024, the Company consolidated nine office complexes, encompassing, in the aggregate, approximately 3.2 million rentable square feet and these properties were 67% occupied. In addition, the Company owned one residential home portfolio consisting of 2,168 residential homes, and two apartment properties containing 609 units, which were 94% and 95% occupied, respectively. The Company also owned one hotel property with 196 rooms, four investments in undeveloped land with approximately 581 developable acres, and one office/retail development property, three investments in unconsolidated joint ventures and two financial assets at fair value through profit or loss.

Due to rising interest rates, we may experience restrictions in our liquidity based on certain financial covenant requirements, our inability to refinance maturing debt in part or in full as it comes due and higher debt service costs and reduced yields relative to cost of debt. If we are unable to find alternative credit arrangements or other funding in a high interest environment, our business needs may not be adequately met. Based on interest rates as of March 31, 2024, if interest rates were 100 basis points higher or lower during the three months ending March 31, 2024, the annualized interest expense on our variable rate debt would increase or decrease by $2.4 million and $2.5 million, respectively.

In addition, tenants and potential tenants of the Company’s properties may be adversely impacted by inflation and rising interest rates, which could negatively impact the Company’s tenants’ ability to pay rent and the demand for the Company’s properties. Such adverse impacts on the Company’s tenants may cause increased vacancies, which may add pressure to lower rents and increase the Company’s expenditures for re-leasing.

As of March 31, 2024, the Company had a working capital shortfall amounting to $266.0 million, primarily attributed to loans maturing in the year following the date of the statement of financial position. The Company intends to refinance loans as they come due, given the relatively low leverage of the Company’s properties, the Company’s relationship with third-party lenders and its past experience placing debt on its properties. There are no significant limitations on the Company’s ability to withdraw funds from the Company’s subsidiaries, except for restricted cash. The Company expects to generate cash flow from additional asset sales in the current year and subsequent to March 31, 2024, the Company issued Series D Bonds for 288.1 million Israeli new shekels (approximately $76.2 million as of April 24, 2024) par value through a public offering. Refer to note 7 for additional details. Accordingly, the Company and the board of directors does not view the working capital shortfall as a liquidity problem.

PACIFIC OAK SOR (BVI) HOLDINGS LTD.

NOTES TO INTERIM CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 2:    SIGNIFICANT ACCOUNTING POLICY

Basis of presentation of the interim condensed consolidated financial statements:

The interim condensed consolidated financial statements have been prepared in accordance with generally accepted accounting principles for the preparation of financial statements for interim periods, as prescribed in IAS 34, "Interim Financial Reporting", and in accordance with the disclosure requirements of Chapter D of the Securities Regulations (Periodic and Immediate Reports), 1970.

The accounting policies adopted in the preparation of the interim condensed consolidated financial statements are consistent with those followed in the preparation of the annual consolidated financial statements.

Disclosures of new standards in the period prior to their adoption:

IFRS 18 "Presentation and Disclosures in Financial Statements":

On April 9, 2024, the IASB issued IFRS 18 "Presentation and Disclosures in Financial Statements" to set out requirements for the presentation and disclosure of information in general purpose financial statements. The standard is effective for annual periods beginning on or after January 2027. The Company is assessing the impact of the new standard, including the impact of amendments to other accounting standards, as a result of the new standard on the consolidated financial statements.

NOTE 3:    INVESTMENT IN JOINT VENTURES

As of March 31, 2024, the Company’s investment in joint ventures was composed of the following (dollars in thousands):

	Properties as of March 31, 2024			Investment Balance as of
				March 31,			December 31, 2023
				2024		2023
Joint Venture		Location	Ownership %	(Unaudited)			(Audited)
110 William Joint Venture	1	New York, New York	(1)	$123,434		$43,392	$112,514
Pacific Oak Opportunity Zone Fund I	4	Various	47.0%	36,426	(2)	36,157	36,068
353 Sacramento Joint Venture	1	San Francisco, California	55.0%	—	(3)	58,730	—
				$159,860		$138,279	$148,582
_____________________
(1)The 110 William Joint Venture is governed by an amended and restated limited liability company agreement, dated July 5, 2023. In July 2023, the 110 William Joint Venture entered into debt and equity restructuring agreements and as a result, the Company committed to funding up to $105.0 million (the “Capital Commitments”) to the 110 William Joint Venture in exchange for 77.5% of preferred interest in the joint venture. As of March 31, 2024, the Company owned 100% of the common interest and 77.5% of preferred interest in the joint venture, and based on a tiered waterfall.
(2)In April 2024, the Company received a distribution of capital of $1.5 million from the Pacific Oak Opportunity Zone Fund I.
(3)The Company’s investment in the 353 Sacramento Joint Venture is limited to the investment balance, as such, the Company does not guarantee any debt or other obligations associated with the joint venture.

PACIFIC OAK SOR (BVI) HOLDINGS LTD.

NOTES TO INTERIM CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 3:    INVESTMENT IN JOINT VENTURES (Cont.)

The equity in profit (loss) of joint ventures for the three months ended March 31, 2024 and 2023 and the year ended December 31, 2023 was as follows (in thousands):

	Three Months Ended March 31,		Year ended December 31, 2023
	2024	2023
	(Unaudited)		(Audited)
110 William Joint Venture	$(4,713)	$(4,182)	$33,448
Pacific Oak Opportunity Zone Fund I	357	(618)	(706)
353 Sacramento Joint Venture	—	(17,263)	(75,929)
Equity in loss of joint ventures, net	$(4,356)	$(22,063)	$(43,187)

110 William Joint Venture:

Summarized information about the statements of financial position and the statements of profit or loss of Pacific Oak SOR SREF III 110 William, LLC (100%) (in thousands):

	March 31,		December 31,
	2024	2023	2023
	(Unaudited)		(Audited)
Current assets	$8,787	$8,343	$8,911
Non-current assets (investment property)	390,864	402,109	386,670
Current liabilities	3,496	337,540	10,514
Non-current liabilities	248,592	592	248,555

Equity	147,563	72,320	136,512

Equity attributable to equity holders of the Company (Based on the waterfall mechanism)	$123,434	$43,392	$112,514

	Three months ended March 31,		Year ended December 31,
	2024	2023	2023
	(Unaudited)		(Audited)
Revenues	$4,086	$6,525	$24,474
Gross (loss) profit	(3)	2,143	4,908
Operating profit (loss) *)	24	2,143	(30,776)
Net (loss) income *)	(4,583)	(6,917)	4,988
Share of equity in (loss) profit from joint venture (Based on the waterfall mechanism)	(4,713)	(4,182)	33,448
*) Includes revaluation of investment properties	$—	$—	$(35,402)

Pacific Oak Opportunity Zone Fund I:

Summarized information about the statements of financial position and the statements of profit or loss of Pacific Oak Opportunity Zone Fund 1, LLC (100%) (in thousands):

PACIFIC OAK SOR (BVI) HOLDINGS LTD.

NOTES TO INTERIM CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 3:    INVESTMENT IN JOINT VENTURES (Cont.)

	Three months ended March 31,		December 31,
	2024	2023	2023
	(Unaudited)		(Audited)
Current assets	$2,368	$2,953	$3,123
Non-current assets (investment property)	127,461	101,427	125,691
Current liabilities	1,931	791	1,626
Non-current liabilities	51,002	48,998	51,065

Equity	76,896	54,591	76,417

Equity attributable to equity holders of the Company (Based on the waterfall mechanism)	$36,426	$36,157	$36,068

	Three months ended March 31,		Year ended December 31,
	2024	2023	2023
	(Unaudited)		(Audited)
Revenues	$2,283	$1,625	$7,744
Gross profit	1,858	1,305	6,776
Operating profit (loss) *)	1,235	1,211	(5,050)
Net profit (loss) *)	831	798	(7,162)
Share of equity in profit (loss) from joint venture (Based on the waterfall mechanism)	357	(618)	(706)
*) Includes revaluation of investment properties	$361	$741	$(7,587)

The Company does not attach the financial statements related to the investment in joint ventures, as the reports do not add more information to the contained above.

353 Sacramento Joint Venture:

Summarized information about the statements of financial position and the statements of profit or loss of 353 Sacramento Street, Pacific Oak SOR Acquisition XXIX, LLC (100%) (in thousands):

	March 31,		December 31,
	2024	2023	2023
	(Unaudited)		(Audited)
Current assets	$3,623	$16,151	$12,552
Non-current assets (investment property)	106,843	202,699	98,800
Current liabilities	113,839	2,010	113,157
Non-current liabilities	1,662	112,440	1,662

(Deficit) equity	(5,035)	104,401	(3,467)

Equity attributable to equity holders of the Company (Based on the waterfall mechanism)	$—	$58,730	$—

PACIFIC OAK SOR (BVI) HOLDINGS LTD.

NOTES TO INTERIM CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 3:    INVESTMENT IN JOINT VENTURES (Cont.)

	Three months ended March 31,		Year ended December 31,
	2024	2023	2023
	(Unaudited)		(Audited)
Revenues	$2,982	$2,971	$12,102
Gross profit	1,268	1,041	4,896
Operating profit (loss) *)	1,217	(29,684)	(130,218)
Net loss *)	(1,569)	(32,428)	(140,272)
Share of equity in loss from joint venture (Based on the waterfall mechanism)	—	(17,263)	(75,929)
*) Includes revaluation of investment properties	$—	$(30,731)	$(134,537)

The Company does not attach the financial statements related to the investment in joint ventures, as the reports do not add more information to the contained above.

NOTE 4:    FINANCIAL INSTRUMENTS

The following were the fair values of the Company’s financial instruments as of March 31, 2024 and 2023, and December 31, 2023 (in thousands):

	March 31,		December 31,
	2024	2023	2023
	Unaudited
Notes payable	$631,653	$718,158	$611,725
Series B bonds	$201,331	$286,725	$296,380
Series C bonds	$103,221	$—	$102,664

The Series B bonds contain the following covenants: (i) Consolidated Equity Capital of the Company (not including minority rights) shall not be less than USD 475 million; (ii) the Net Adjusted Financial Debt to Net Adjusted Cap (shall not exceed a rate of 75%); (iii) Adjusted NOI shall be no lower than USD 35 million; and (iv) the consolidated scope of the projects for development of the Company shall not exceed 10% of the adjusted balance. As of March 31, 2024, the Company was in compliance with all covenants under the deed of trust of the Series B Bonds; (i) Consolidated Equity Capital of the Company as of March 31, 2024 was $694.6 million; (ii) the Net Adjusted Debt to Net Adjusted Cap was 62%; (iii) the Adjusted NOI was $64.8 million for the trailing twelve months ended March 31, 2024; and (iv) the consolidated scope of projects was $0 as of March 31, 2024.

The Series C bonds contain the following covenants: (i) Consolidated Equity Capital of the Company (not including minority rights) shall not be less than USD 450 million; (ii) the Net Adjusted Financial Debt to Net Adjusted Cap (shall not exceed a rate of 75%); (iii) and the Loan to Collateral Ratio shall not exceed a rate of 75%. As of March 31, 2024, the Company was in compliance with all covenants under the deed of trust of the Series C bonds; (i) Consolidated Equity Capital of the Company as of March 31, 2024 was $694.6 million; (ii) the Net Adjusted Debt to Net Adjusted Cap was 62%; (iii) and the Loan to Collateral Ratio as of March 31, 2024 was 48%.

PACIFIC OAK SOR (BVI) HOLDINGS LTD.

NOTES TO INTERIM CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 4:    FINANCIAL INSTRUMENTS (Cont.)

The Company's investments in real estate equity securities are carried at their estimated fair value based on quoted market prices (Level 1) for the securities. Unrealized gains and losses are reported in finance loss from financial assets at fair value through profit or loss.

NOTE 5:    SEGMENT INFORMATION

The operating segments are identified on the basis of information that is reviewed by the chief operating decision maker ("CODM") to make decisions about resources to be allocated and asses its performance. All corporate related costs are included in the strategic opportunistic properties segment to align with how financial information is presented to the CODM. The selected financial information for the reporting segments as of and for the three months ended March 31, 2024 and 2023 and as of and the year ended December 31, 2023 is as follows (in thousands):

	March 31, 2024
	Strategic Opportunistic Properties	Residential Homes	Hotel	Total
	(Unaudited)
Investment properties	$1,051,423	$400,349	$—	$1,451,772
Property plant and equipment - hotel, net	$—	$—	$36,900	$36,900
Total assets	$1,262,730	$410,789	$46,516	$1,720,035
Total liabilities	$787,098	$201,670	$25,971	$1,014,739

	Three months ended March 31, 2024
	Strategic Opportunistic Properties	Residential Homes	Hotel	Total
	(Unaudited)
Total revenues and other income	$23,163	$9,156	$2,804	$35,123
Gross profit	$10,289	$4,266	$928	$15,483
Finance expenses, net	$13,833	$2,370	$570	$16,773

PACIFIC OAK SOR (BVI) HOLDINGS LTD.

NOTES TO INTERIM CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 5:    SEGMENT INFORMATION (Cont.)

	March 31, 2023
	Strategic Opportunistic Properties	Residential Homes	Hotel	Total
	(Unaudited)
Investment properties	$1,189,035	$424,475	$—	$1,613,510
Property plant and equipment - hotel, net	$—	$—	$41,393	$41,393
Total assets	$1,541,680	$436,133	$47,233	$2,025,046
Total liabilities	$879,509	$210,852	$26,017	$1,116,378

	Three months ended March 31, 2023
	Strategic Opportunistic Properties	Residential Homes	Hotel	Total
	(Unaudited)
Total revenues and other income	$24,005	$9,438	$2,913	$36,356
Gross profit	$10,734	$4,665	$944	$16,343
Finance expenses, net	$12,777	$2,731	$523	$16,031

	December 31, 2023
	Strategic Opportunistic Properties	Residential Homes	Hotel	Total
	(Audited)
Investment properties	$1,087,376	$406,211	$—	$1,493,587
Property plant and equipment - hotel, net	$—	$—	$40,634	$40,634
Total assets	$1,407,870	$436,394	$48,847	$1,893,111
Total liabilities	$879,854	$203,410	$26,957	$1,110,221

	Year ended December 31, 2023
	Strategic Opportunistic Properties	Residential Homes	Hotel	Total
	(Audited)
Total revenues and other income	$97,743	$38,637	$9,153	$145,533
Gross profit	$41,438	$16,283	$2,208	$59,929
Finance expenses, net	$55,590	$10,279	$2,347	$68,216

NOTE 6:    SIGNIFICANT EVENTS DURING THE REPORTING PERIOD

Series B Bond Payment

In January 2024, the Company made the first principal installment payment of 388.1 million Israeli new Shekels (approximately $106.6 million as of January 31, 2024) in connection with the Company’s Series B bonds. Subsequent to the first installment payment, two additional Series B Bond installments remain, each, due on January 31, 2025 and 2026, respectively.

PACIFIC OAK SOR (BVI) HOLDINGS LTD.

NOTES TO INTERIM CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 6:    SIGNIFICANT EVENTS DURING THE REPORTING PERIOD (Cont.)

Eight & Nine Corporate Centre Loan

In January 2024, the Company obtained an interest-only mortgage loan with a maximum principal amount of $23.5 million, of which $20.0 million was funded at the time of closing. The loan is secured by the Eight & Nine Corporate Centre office complex, has a contractual interest rate of the greater of 8.90% or a floating rate of 490 basis points over the one-month SOFR rate, has an initial maturity date of February 9, 2026, and three one-year extension options.

Sale of Financial Assets

During the three months ended March 31, 2024 the Company sold a partial interest in one of the Company’s financial assets (real estate equity securities) for gross sale proceeds of approximately $14.3 million.

Park Highlands Land

In March 2024, the Company, through indirect wholly owned subsidiaries, entered into a purchase and sale agreement for the sale of approximately 454 developable acres of Park Highlands undeveloped land, from the Company’s strategic opportunistic properties segment, for gross sale proceeds of approximately $195.0 million, before net closing costs, credits and taxes. A portion of the acres to be sold are pledged as collateral for an offering of Series C bonds. There can be no assurance that the Company will complete the sale. The purchaser is not affiliated with the Company or the Advisor.

NOTE 7:    SUBSEQUENT EVENTS

The Company evaluates subsequent events up until the date the interim condensed consolidated financial statements are issued.

Series D Bonds

In April 2024, the Company issued 288.1 million Israeli new shekels (approximately $76.2 million as of April 24, 2024) of Series D bonds (the “Series D Bonds”) to Israeli investors pursuant to offerings registered with the Israeli Securities Authority. The Series D Bonds bear interest of 9.5% and have principal installment payments equal to 33.33% of the face amount due on February 28th from 2027 to 2029.

Dividend Approval

On May 16, 2024, the Company’s board of directors approved a distribution of dividend in the amount of $5.0 million to the owner.

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